N-SAR Exhibit: Sub-item 77I
Legg Mason Partners Money Market Trust


In connection with the terms of the offering of Class A, Class B and Class C shares of each of
Western Asset Liquid Reserves and Western Asset Tax
Free Reserves, Registrant incorporates by reference
Registrant's prospectus and Statement of Additional
Information as filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933 on post-effective Amendment No. 104 to Form
N-1A, on July 28, 2010 (Accession No. 0001193125-10-
168896).

In connection with the terms of the offering of Class A shares of each of Western Asset California
Tax Free Money Market Fund and Western Asset New
York Tax Free Money Market Fund, Registrant incorporates by reference Registrant's prospectus and Statement of Additional Information as filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933 on post-effective Amendment No. 104 to Form N-1A, on July
28, 2010 (Accession No. 0001193125-10-168896).

In connection with the terms of the offering of Service Shares of Western Asset Liquid Reserves,
Western Asset U.S. Treasury Reserves, Western
Asset Government Money Market Fund, Western Asset
Tax Free Reserves, Western Asset California Tax
Free Money Market Fund, Western Asset Connecticut
Municipal Money Market Fund and Western Asset New
York Tax Free Money Market Fund, Registrant incorporates by reference Registrant's prospectus and Statement of Additional Information as filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933 on post-effective Amendment No. 108 to Form N-1A, on
August 26, 2010 (Accession No. 0001193125-10-
198377).

In connection with the terms of the offering of Class N shares of Western Asset Government Money
Market Fund, Registrant incorporates by reference
Registrant's prospectus and Statement of
Additional Information as filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933 on post-effective Amendment
No. 98 to Form N-1A, on May 27, 2010 (Accession
No. 0000930413-10-003184).